UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 18, 2025

Date of Report (Date of earliest event reported)

Prime Medicine, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41536	84-3097762
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

60 First Street Cambridge, MA	02141
(Address of principal executive offices)	(Zip Code)

(617) 465-0013

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 per share	PRME	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§250.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On March 18, 2025, Prime Medicine, Inc. (the “Company”) posted an updated corporate presentation to its website at https://investors.primemedicine.com/news-events. A copy of the corporate presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference. Reference to the Company’s website is for inactive textual reference only and the content of the website should not be deemed incorporated by reference into this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On March 18, 2025, the Company unveiled a preclinical program for the treatment of alpha-1 antitrypsin deficiency (“AATD”), the next program within its liver franchise.

The AATD program leverages the Company’s universal liver lipid nanoparticle (“LNP”) to edit the E342K (“Pi*Z”) mutation in the SERPINA1 gene, the prevalent disease-causing mutation in AATD, restoring the mutated protein sequence back to wild-type M protein, with the potential to treat both lung- and liver-associated disease.

In the Company’s initial in vivo data, LNP delivery of Prime Editors targeting the Pi*Z (E324K) mutation demonstrated up to 72% precise correction of the SERPINA1 gene in the hepatocytes of fully humanized mice. Importantly, this restored over 95% of serum AAT to the corrected isoform, with healthy AAT (“M-AAT”) protein in the serum at levels well above 20µM, indicating restoration of M-AAT to normal levels in a humanized mouse model.

The Company is advancing its AATD program through the final stages of lead optimization and expects to file an investigational new drug (“IND”) and/or clinical trial application (“CTA”) in mid-2026.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, statements about the Company’s expectations regarding the AATD program. The words “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “expect,” “estimate,” “seek,” “predict,” “future,” “project,” “potential,” “continue,” “target” and similar words or expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements contained in this Current Report on Form 8-K, such as those related to the continued development and advancement of its AATD and Wilson’s Disease programs, including the timing for the release of clinical data in 2027; the timing for completion of lead optimization of the AATD program and filing of an IND and/or CTA application in mid-2026; the potential of Prime Editing to correct the causative mutation of AATD and Wilson’s Disease; and its expectations regarding the breadth of Prime Editing technology and the implementation of its strategic plans for its business, programs, and technology, are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this Current Report on Form 8-K. These and other risks and uncertainties are described in greater detail in the section entitled “Risk Factors” in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2024, as well as any subsequent filings with the Securities and Exchange Commission. In addition, any forward-looking statements represent the Company’s views only as of today and should not be relied upon as representing its views as of any subsequent date. The Company explicitly disclaims any obligation to update any forward-looking statements. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Presentation, dated March 2025, furnished herewith.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 18, 2025

Prime Medicine, Inc.

By:	/s/ Keith Gottesdiener
Name:	Keith Gottesdiener, M.D.
Title:	President and Chief Executive Officer